BOISE CASCADE CORPORATION

KEY EXECUTIVE PERFORMANCE UNIT PLAN

(Adopted February 8, 2001)

BOISE CASCADE CORPORATION

KEY EXECUTIVE PERFORMANCE UNIT PLAN

       1.     Purpose of the Plan. The purpose of the Boise Cascade Corporation Key Executive Performance Unit Plan (the "Plan") is to further the growth and development of Boise Cascade Corporation (the "Company") by providing long-term economic incentives to the Company's Executive Officers, thereby encouraging their productive efforts on behalf of the Company. The Plan is also intended to provide Participants with an opportunity to supplement their retirement income through deferral of Awards earned under the Plan. The Plan is an unfunded plan.

       2.     Definitions.

              2.1     Award. The grant of Performance Units to an Executive Officer under the terms of this Plan.

              2.2     Award Criteria. Cumulative improvement in Economic Value Added ("EVA") over rolling three-year periods relative to a benchmark group of key business competitors, based on publicly-reported financial information. The Committee will have the discretion to make appropriate adjustments to the Company's EVA in certifying the Company's performance relative to those key business competitors. The Award Criteria applicable to any Award Period shall be established by the Committee within 90 days of the beginning of that Award Period.

              2.3     Award Period. A three consecutive calendar year period with respect to which an Award has been granted.

              2.4     Change in Control. A Change in Control shall be deemed to have occurred if:

                       (a)     Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, if such Person acquires securities directly from the Company, such securities shall not be included unless such Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 20% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities, and provided further that any acquisition of securities by any Person in connection with a transaction described in Subsection 2.4(c)(i) shall not be deemed to be a Change in Control of the Company; or

                       (b)     The following individuals cease for any reason to constitute at least 66  2/3% of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3rds of the directors then still in office who either were directors on the date hereof or whose appointment, election, or nomination for election was previously so approved (the "Continuing Directors"); or

                       (c)     The consummation of a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation other than (i) a merger or consolidation which would result in both (a) continuing directors continuing to constitute at least 66 2/3% of the number of directors of the combined entity immediately following consummation of such merger or consolidation and (b) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, if such Person acquires securities directly from the Company, such securities shall not be included unless such Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 20% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities, and provided further that any acquisition of securities by any Person in connection with a transaction described in Subsection 2.4(c)(i) shall not be deemed to be a Change in Control of the Company; or

                       (d)     The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                       For purposes of this Section and Section 2.16, "Beneficial Owner" shall have the meaning set forth in Rule  13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                       For purposes of this Section and Section 2.16, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

              2.5     Committee. The Executive Compensation Committee of the Company's board of directors.

              2.6     Compensation. The cash value of Performance Units at the Payout Date. Compensation paid pursuant to this Plan shall not be treated as Compensation for purposes of the Pension Plan, the Company's Savings and Supplemental Retirement Plan, or for any Company severance, vacation, or other plan or policy.

              2.7     Competitor. Any business, foreign or domestic, which is engaged, at any time relevant to the provisions of this Plan, in the manufacture, sale, or distribution of products, or in the providing of services, in competition with products manufactured, sold, or distributed, or services provided, by the Company or any subsidiary, partnership, or joint venture of the Company. The determination of whether a business is a Competitor shall be made by the Company's General Counsel, in his or her sole discretion.

              2.8     Deferred Account. The record maintained by the Company for each Participant of the cumulative amount of Compensation otherwise payable under this Plan but deferred in accordance with the terms of this Plan and the Company's 2001 Key Executive Deferred Compensation Plan, together with imputed gains or losses on those amounts.

              2.9     Deferred Compensation Agreement. An agreement between a Participant and the Company whereby a Participant irrevocably agrees to defer all or a portion of Compensation payable under the terms of this Plan. Compensation so deferred shall be subject to the terms of any distribution election executed by the Participant under the Company's 2001 Key Executive Deferred Compensation Plan.

              2.10    Deferred Compensation and Benefits Trust. The irrevocable trust established by the Company with an independent trustee for the benefit of persons entitled to receive payments or benefits hereunder, the assets of which will be subject to claims of the Company's creditors in the event of bankruptcy or insolvency.

              2.11    Executive Officer. Executive Officers of the Company required to be identified as such in the Company's Annual Report on Form  10-K as filed with the Securities and Exchange Commission.

              2.12    Participant. An Executive Officer of the Company who has been granted Performance Units under this Plan.

              2.13    Payout Date. The date following the end of an Award Period, and following certification by the Committee of the value of the Performance Units, upon which the cash value of Performance Units are paid to Participants (unless the payment is deferred at the Participant's election).

              2.14    Pension Plan. The Boise Cascade Corporation Pension Plan for Salaried Employees, as amended from time to time.

              2.15    Performance Unit. A notional account unit with a Target Value of $1.00 on its grant date and a maximum potential value of $2.25. A Performance Unit will have no value unless the Company meets at least a minimum relative performance standard.

              2.16    Potential Change in Control. A Potential Change in Control shall be deemed to have occurred if (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company; (b) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control of the Company; (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.5% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; unless that Person has filed a schedule under Section 13 of the Securities Exchange Act of 1934 and the rules and regulations promulgated under Section 13, and that schedule (including any and all amendments) indicates that the Person has no intention to (i) control or influence the management or policies of the Company, or (ii) take any action inconsistent with a lack of intention to control or influence the management or policies of the Company; or (d) the Board adopts a resolution to the effect that a Potential Change in Control of the Company has occurred.

              2.17    Retirement. A Participant's termination of employment with the Company (or any subsidiary, partnership, or joint venture of the Company) for reasons other than death, total disability (as defined in the Pension Plan), or disciplinary reasons (as that term is used for purposes of the Company's Corporate Policy 10.2, Termination of Employment) at any time after the Participant has attained age 55 with 10 or more years of service (as defined in the Pension Plan).

              2.18    Termination of Employment. The Participant's ceasing to be employed by the Company for any reason whatsoever, whether voluntarily or involuntarily, including by reason of early retirement, normal retirement, death or disability, provided that transfer from the Company to a subsidiary or vice versa shall not be deemed a Termination of Employment for purposes of this Plan.

              2.19    Year of Service. A Year of Service as determined under the Pension Plan.

       3.     Awards.

              (a)  Grant. The Committee may, in its sole discretion, make an Award to any Executive Officer each year, or from time to time, in such amount and subject to such terms and conditions as the Committee may determine. In no event, however, may the number of Performance Units awarded in any calendar year to any one Executive Officer exceed 1,500,000.

              (b)  Determination. As soon as practical after the conclusion of each Award Period, the Committee shall review and evaluate the Award Criteria applicable to the Award Period in light of the Company's performance measured in accordance with such criteria, and shall determine the dollar value, if any, of the Performance Units granted in connection with that Award Period. The Committee shall certify its determination in a written statement and shall apply the value so determined to arrive at a dollar amount of any Award for each Participant.

       4.     Payment of Awards. Payment of Awards, less withholding taxes, shall be made to Participants as soon as administratively feasible following the conclusion of the applicable Award Period, but only upon the Committee's certification that the applicable Award Criteria have been satisfied and upon determination of the amount of each Award. No Award shall be deemed to be earned under this Plan prior to the Committee's certification and Award determination. Funding of Awards under this Plan shall be out of the general assets of the Company. Payment of Awards for which a deferral election has been made by a Participant pursuant to Section 8 hereof shall be made in accordance with the Participant's deferral election.

       5.     Administration and Interpretation of the Plan. The Committee shall have final discretion, responsibility, and authority to administer and interpret the Plan. This includes the discretion and authority to determine all questions of fact, eligibility, or benefits relating to the Plan. The Committee may also adopt any rules it deems necessary to administer the Plan. The Committee's responsibilities for administration and interpretation of the Plan shall be exercised by Company employees who have been assigned those responsibilities by the Company's management. Any Company employee exercising responsibilities relating to the Plan in accordance with this section shall be deemed to have been delegated the discretionary authority vested in the Committee with respect to those responsibilities, unless limited in writing by the Committee. Any Participant may appeal any action or decision of these employees to the Company's General Counsel and may request that the Committee reconsider decisions of the General Counsel. Claims for benefits under the Plan and appeals of claim denials shall be in accordance with Sections 12 and 13. Any interpretation by the Committee shall be final and binding on the Participants.

       6.      Participation in the Plan. Executive Officers of the Company may become Participants in accordance with the terms of the Plan at any time during the Award Period, as provided in Section 2.12. If an Executive Officer becomes a Participant at any time during the first year of an Award Period, he or she will be eligible for an Award as if he or she had been a Participant at the beginning of that Award Period, but will not be eligible for an Award with respect to any prior Award Period.

               When an Executive Officer becomes a Participant in this Plan, he or she shall be eligible to be a Participant in all subsequent Award Periods under the Plan until he or she ceases to be an Executive Officer of the Company, his or her employment with the Company terminates, or he or she is excluded from participation by the Committee.

       7.     Treatment of Awards Upon Retirement, Disability, Death, Reassignment, or Termination. A Participant who (a) Retires, (b) becomes totally disabled, (c)  dies, or (d) terminates employment as a direct result of the sale or permanent closure of a division or facility of the Company or as a direct result of a merger, reorganization, sale, or restructuring of all or part of the Company, will cease to be a Participant in the Plan as of the day of the occurrence of such event; provided, however, if such event constitutes a Change in Control of the Company, benefits shall be paid to such Participant as provided in Section 9 of this Plan.

               In the event of Retirement, total disability, or death, the Participant will be fully vested in the Performance Units granted prior to the date of his or her Retirement, total disability, or death; provided, however, such Performance Units shall be void and of no value if the Participant provides services, directly or indirectly, to a Competitor at any time after the date of his or her Retirement or total disability. An Award, if any, shall be paid to the Participant (or his or her designated beneficiary or estate in the case of death) as soon as practical after the Committee certifies that an Award is payable under the applicable Criteria and determines the amount of the Award, provided that the Participant has not, at any time prior to the date of payment of the Award, provided services for remuneration, directly or indirectly, to any Competitor. Any Award to be paid pursuant to this paragraph shall be calculated at the end of the Award Period as though the Participant had been employed by the Company throughout the applicable Award Period.

               In the event an Executive Officer ceases to be a Participant under 7(d) above, the Participant shall receive a pro rata Award under the Plan (if one is paid), based on the number of days he or she was a Participant in the Plan during the Award Period. This prorated Award shall be paid to the Participant as soon as practical after the Committee certifies that an Award is payable under the applicable Criteria and determines the amount of the Award. In addition, if a Participant is excluded from participation by decision of the Committee during an Award Period, the Participant shall cease participation as of the date of such decision and shall be eligible to receive a prorated Award for the Award Period (if one is paid).

               Participants who otherwise terminate their employment with the Company during an Award Period, whether voluntarily or involuntarily, with or without cause, shall not be eligible to receive any Award for the Award Period. Performance Units granted to such Participants prior to the date of termination of employment shall be void and have no monetary or other value.

       8.     Deferral of Awards. A Participant may elect to defer receipt of all or any portion of any Award made under the Plan to a future date as provided in the Company's 2001 Key Executive Deferred Compensation Plan. Awards so deferred will be subject to the terms of that plan and the Deferred Compensation and Benefits Trust.

       9.     Benefits Upon Change in Control. Upon the occurrence of any Potential Change in Control of the Company, neither the Committee nor the Company shall have any authority to amend this Plan in any manner that would reduce or alter the rights of Participants to any benefit hereunder without the consent of the Participants.

              Upon a Change in Control of the Company, the Company shall promptly pay to all Participants 1.5% of the Target Value of all outstanding Awards, less applicable tax withholding. Any such payment shall be subject to any deferral election(s) made by a Participant with respect to such outstanding Award(s).

       10.   Miscellaneous.

              10.1   Assignability. A Participant's right and interest under the Plan may not be assigned or transferred, except in the event of the Participant's death, in which event such right and interest shall be transferred to his or her designated beneficiary, or in the absence of a designation of beneficiary, by will or in accordance with the laws of descent and distribution of the state of the Participant's principal residence at the time of death.

              10.2   Employment Not Guaranteed. This Plan is not intended to and does not create a contract of employment in any manner nor any entitlement to a position or title. Employment with the Company is at will, which means that either the Executive Officer or the Company may end the employment relationship at any time and for any reason. Nothing in this Plan changes or should be construed as changing that at-will relationship, nor creates or should be construed as conferring any right upon a Participant to be retained as an employee or Executive Officer of the Company.

              10.3   Taxes. The Company shall deduct from all payments made under this Plan all applicable federal or state taxes required by law to be withheld. Participants may, upon written request to the Company, request additional amounts to be withheld from any Award.

              10.4   Construction and Jurisdiction. The Plan shall be construed according to the laws of the state of Idaho. In the event any lawsuit or legal action is brought, by any party, person, or entity regarding this Plan, benefits hereunder, or any related issue, such action or suit may be brought only in Federal District Court in the District of Idaho.

              10.5   Form of Communication. Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Committee or the Company shall be made in writing and in such form as the Company may prescribe. Such communication shall be effective upon receipt by the Company's Salaried and Executive Compensation Manager at 1111 West Jefferson Street, P.O. Box 50, Boise, Idaho 83728-0001.

       11.   Amendment and Termination. The Company, acting through its Board or any committee of the Board, may, at its sole discretion, amend or terminate the Plan at any time, provided that the amendment or termination shall not adversely affect the vested or accrued rights or benefits of any Participant without the Participant's prior consent.

       12.   Claims Procedure. Claims for benefits under the Plan shall be filed in writing, within 90 days after the event giving rise to a claim, with the Company's Salaried and Executive Compensation Manager, who shall have absolute discretion to interpret and apply the Plan, evaluate the facts and circumstances, and make a determination with respect to such claim in the name and on behalf of the Committee. Such written notice of a claim shall include a statement of all facts believed by the Participant to be relevant to the claim and shall include copies of all documents, materials, or other evidence that the Participant believes relevant to such claim. Written notice of the disposition of a claim shall be furnished the claimant within 90 days after the application is filed. This 90-day period may be extended an additional 90 days by the Salaried and Executive Compensation Manager, in his or her sole discretion, by providing written notice of such extension to the claimant prior to the expiration of the original 90-day period. In the event the claim is denied, the specific reasons for such denial shall be set forth in writing, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant may perfect the claim or submit such claim for review will be provided.

       13.   Claims Review Procedure. Any Participant, former Participant, or Beneficiary of either, who has been denied a benefit claim under Section 12 hereof, shall be entitled, upon written request, to a review of his or her denied claim. Such request, together with a written statement of the claimant's position, shall be filed no later than 60 days after receipt of the written notification provided for in Section 12, and shall be filed with the Company's Salaried and Executive Compensation Manager, who shall promptly inform the Committee and forward all such material to the Committee for its review. The Committee may meet in person or by telephone to review any such denied claim. The Committee shall make its decision, in writing, within 60 days after receipt of the claimant's request for review. The Committee's written decision shall state the facts and Plan provisions upon which its decision is based. The Committee's decision shall be final and binding on all parties. This 60-day period may be extended an additional 60 days by the Committee, in its discretion, by providing written notice of such extension to the claimant prior to the expiration of the original 60-day period.

       14.   Effective Date. The Plan shall become effective on January 1, 2001, provided, however, that no payment shall be made with respect to any Award prior to approval of the Plan by the Company's shareholders.